--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 27, 1997


                                     1-5482
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


             Massachusetts                              04-2297459
       (State of Incorporation)                       (IRS Employer
                                                 Identification Number)


                  One Tyco Park, Exeter, New Hampshire 03833
             (Address of registrant's principal executive office)


                                 603-778-9700
                       (Registrant's telephone number)


                        ------------------------------



--------------------------------------------------------------------------------

ITEM 5. Other Events

        Under the terms and subject to the conditions contained in the United States purchase agreement (the "U.S. Purchase Agreement"), dated February 27, 1997, Tyco International Ltd. (the "Company") has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "U.S. Underwriters") 8,000,000 shares of the Company's Common Stock, par value $.50 per share ("Common Stock"). Concurrently with such sale and under the terms of the International purchase agreement of even date therewith (the "International Purchase Agreement, and together with the U.S. Purchase Agreement, the "Underwriting Agreements"), the Company has agreed to sell to Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan Securities Ltd. (the "International Managers") 2,000,000 shares of Common Stock. The Common Stock is being offered to the public by the U.S. Underwriters in the United States and Canada, and by the International Managers outside of the United States and Canada, at an initial price of $57.75 per share of Common Stock.

        The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreements which are appended hereto as Exhibits 1.1 and 1.2 and are incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

Exhibit Number                      Title
--------------                      -----

      1.1 Purchase Agreement, dated February 27, 1997, between Tyco International Ltd. and Merrill Lynch,
               Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P.
               Morgan Securities Inc.

      1.2 Purchase Agreement, dated February 27, 1997, between Tyco International Ltd. and Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan Securities Ltd.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             TYCO INTERNATIONAL LTD.


                             By: /s/ Mark H. Swartz
                                 ----------------------
                                 Mark H. Swartz
                                 Vice President - Chief Financial Officer

Date:  March 3, 1997

                                  Exhibit Index


Exhibit Number                          Title                           Page
--------------                          -----                           ----

   1.1 Purchase Agreement, dated February 27, 1997, between Tyco International Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

   1.2 Purchase Agreement, dated February 27, 1997, between Tyco International Ltd. and Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan
               Securities Ltd.